Acquisitions of subsidiary	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions of subsidiary

4. Acquisitions of subsidiary
Asset acquisitions
In 2021, the Group entered into purchase agreements with four companies to acquire 100% equity ownership for a total cash consideration of RMB13,759 thousand. One company holds an insurance adjusting license and the others hold insurance agency licenses.
The Group evaluated the acquisition of the purchased assets under ASC
805-Business
Combination (ASC 805), and concluded that as substantially all of the fair value of the gross assets acquired is concentrated in an identifiable group of similar assets, the transaction did not meet the requirements to be accounted for as a business combination and therefore the transaction was accounted for as an asset acquisition.
The purchase price of the assets are as follows:

As of
December 31, 2021
RMB
Cash	1,954
Intangible assets — Insurance adjusting licenses	3,067
Intangible assets — Insurance agency licenses	12,336
Accounts receivable, net of allowance for doubtful accounts	37
Prepaid expense and other receivables	194
Property, plant and equipment, net	19
Intangible assets, net	30

Total assets acquired	17,637

Accounts payable	(3)
Payroll and welfare payable	(22)
Income taxes payable	(2)
Deferred tax liabilities	(3,851)

Total liabilities assumed	(3,878)

Net assets acquired	13,759

Business combinations
In May 2021, the Group completed a business combination to complement its existing businesses. Total cash consideration transferred for the acquisitions amounted to RMB 2,712 thousand. The purchase price allocated to the fair value of assets acquired and liabilities assumed were RMB 3,452 thousand and RMB 740 thousand, respectively. No goodwill was
recognized in this acquisition.